UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): June 27, 2007

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                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

             New York                  000-01684             1-1688021
             --------                  ---------             ---------
  (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
        of Incorporation)               Number)         Identification No.)


                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                            -------------------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                            -------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 27, 2007, Gyrodyne Company of America, Inc. (the "Company") acquired ten office buildings (the "Property") in a medical office complex known as Port Jefferson Professional Park in Port Jefferson Station, New York from Frank M. Pellicane Realty, LLC and Pelican Realty, LLC (collectively, the "Seller"). The Property is situated on 5.16 acres with approximately 40,000 square feet of rentable space and a current occupancy rate of 97%. The purchase price was $8,850,000, or $221.25 per square foot. The aggregate monthly rent flow from the Property is currently $73,941.50. There is no material relationship between the Company and the Seller. Of the $8,850,000 purchase price for the Property, the Company paid $500,000 as a refundable deposit upon the signing of the contract to acquire the Property and at closing elected to assume the existing mortgage loan on the Property due February 1, 2022 in the outstanding amount of $5,551,191.38 at a current interest rate of 5.75%.

On August 11, 2005, the Company issued a press release announcing the acquisition of the Property, a copy of which is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of a Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment no later than 71 calendar days after the date this report on Form 8-K is required to be filed to provide the financial statements of the business acquired.

(b)  Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment no later than 71 calendar days after the date this report on Form 8-K is required to be filed to provide pro forma financial information.

(c)  Exhibits

Exhibit No.     Document
-----------     --------

   99.1         Press Release dated June 28, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                GYRODYNE COMPANY OF AMERICA, INC.


                                By: /s/ Stephen V. Maroney
                                -----------------------------------------------
                                Stephen V. Maroney
                                President, Chief Executive Officer and Treasurer

                                Date:  July 3, 2007